 (header images)(menubar images) Please select the Advisor Guide you would like to download to your computer. Advisor Guides are in Adobe Acrobat Reader format. If you don't have Acrobat Reader, (link)download it here.

(link)Winter, 2000

Contacting The Lindner Funds:

Our marketing department has been structured specifically to serve investment professionals and their many needs. These individuals can help you create a portfolio including our funds. They are also available to make presentations on the Lindner Funds and assist with retirement plan or enrollment meetings. Please contact them for marketing assistance.

  1-800-792-2251
  e-mail - (link)marketing@lindnerfunds.com
  Fax: 1-314-727-9306

For operational assistance and to order applications or request fund statistics, please call our customer service line at 1-800-995-7777. (footer images)